Acquisitions - Summary of Assets Recognized and Liabilities Assumed (Details) ¥ in Thousands, $ in Thousands	Sep. 24, 2024 USD ($)	Sep. 24, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Sep. 24, 2024 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)
Net assets acquired:
Goodwill			$ 27,508		$ 0	$ 0	$ 0
Sinovac Chengdu
Net assets acquired:
IPR&D	$ 113,645			¥ 829,527
Property, plant and equipment	10,766			78,585
Right-of-use assets	2,809			20,504
Cash and cash equivalents	10,188			74,368
Intangible assets	80			584
Other current and non-current assets	693			5,056
Other current and non-current liabilities	(42,800)			(312,410)
Goodwill	27,508			¥ 200,786
Total consideration	$ 122,889	¥ 897,000